                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Insituform Technologies, Inc. (the "COMPANY") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-Q"), I, Anthony W. Hooper, Chairman, President and Chief Executive Officer of the Company, hereby certify, as of the date hereof, that:

         (1) the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 13, 2002
                                                   /s/ Anthony W. Hooper
                                           -------------------------------------
                                           Anthony W. Hooper, Chairman,
                                           President and Chief Executive Officer




                                       23